SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): FEBRUARY 13, 2004

                                CPI CORP.
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(Exact name of registrant as specified in its charter)

Delaware                            0-11227                     43-1256674
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(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
   of Incorporation)                                     Identification No.)


1706 Washington Avenue, St. Louis, Missouri                  63103-1790
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(Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code   (314) 231-1575
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(Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

A. On Friday, February 13, 2004, CPI Corp. issued the following press release:

CPI Corp.
news for immediate release
FOR RELEASE   February 13, 2004

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FOR INFORMATION, CONTACT:
                         NAME           Jane Nelson
                         FROM           CPI Corp.
                         ADDRESS        1706 Washington Avenue
                         CITY           St. Louis
                         STATE, ZIP     Missouri 63103
                         TELEPHONE      (314) 231-1575


                         FOR FURTHER INFORMATION
                         AT THE ABERNANTHY MACGREGOR GROUP
                         Chuck Burgess or Steve Frankel, New York,
                         212-371-5999

FOR IMMEDIATE RELEASE
FRIDAY, FEBRUARY 13, 2004


           CPI CORP. RECEIVES FIRST WRITTEN CONSENTS FROM STOCKHOLDERS

                 CPI Corp. Urges Stockholders to Revoke Consents
                And Reject Attempt to Take Control of the Company

ST. LOUIS (February 13, 2004) - CPI Corp. (NYSE: CPY) today announced that consents dated February 13, 2004, were delivered to the company in connection with the solicitation of stockholder consents by a group of minority stockholders led by Knightspoint Partners I, L.P. ("Knightspoint"). Therefore, under Delaware law, consents must be delivered to CPI on or before April 13, 2004 to be effective.

         At any time prior to the consents becoming effective, stockholders have the right to revoke their consent. The dissident group's proposals cannot become effective before the twentieth business day after Knightspoint's materials are delivered to stockholders.

         CPI's Board of Directors unanimously opposes the dissident group's consent solicitation and recommends that stockholders not return any consent card they may receive from Knightspoint. Stockholders who have already returned consent cards are urged to revoke their consent.

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


CPI HAS MAILED TO ITS STOCKHOLDERS AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MATERIALS SETTING FORTH ITS OPPOSITION TO THE CONSENT SOLICITATION. STOCKHOLDERS ARE URGED TO READ CPI'S MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU MAY OBTAIN A FREE COPY OF THESE MATERIALS BY ACCESSING THE SEC'S WEB SITE AT WWW.SEC.GOV, OR THE COMPANY'S WEB SITE AT WWW.CPICORP.COM. CPI'S STOCKHOLDERS MAY ALSO OBTAIN, WITHOUT CHARGE, A COPY OF CPI'S OPPOSITION MATERIALS BY CALLING CPI'S INFORMATION AGENT, MORROW & CO., INC., AT 1-(877)-366-1576.

ABOUT CPI

CPI Corp. is a portrait photography company offering studio photography services in the United States, Puerto Rico, and Canada through Sears Portrait Studios and in Mexico in Soriana and its City Club format. The Company also provides mobile photography services in the United States to childcare centers, sports associations and at events through Every Day Expressions(R). In addition, the Company operates searsphotos.com, an on-line photofinishing service as well as a vehicle for the Company's customers to archive, share portraits via email and order additional portraits and products.


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